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                                   EXHIBIT 23
                          INDEPENDENT AUDITORS' CONSENT

We hereby consent to the incorporation by reference in the registration statement on Form S-8 of Mercer International Inc. of our report dated March 16, 2001 which report appears in the Annual Report of Form 10-K for the year ended December 31, 2000, of Mercer International Inc.

                                                  /s/ PETERSON SULLIVAN P.L.L.C.

March 29, 2001
Seattle, Washington